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                                                                   EXHIBIT 10.25

                         STANDARD FORM COMMERCIAL LEASE


1.   PARTIES                          68 Moulton Street Realty Trust, a
     (FILL IN)                        Massachusetts Trust with its mailing
                                      address of P.O. Box 95, Winchester, MA
                                      01890

                                      LESSOR, which expression shall include
                                      their              heirs, successors, and
                                      assigns where the context so admits, does hereby lease to Momenta Pharmaceuticals, Inc., a Massachusetts corporation with its principal place of business at 43 Moulton Street, Cambridge, MA 02138.

                                      LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

2.   PREMISES                         4,316 square feet of office space located
     (FILL IN AND INCLUDE, IF         on the third floor of 68 Moulton Street,
     APPLICABLE, SUITE NUMBER,        Cambridge, MA 02138.
     FLOOR NUMBER, AND
     SQUARE FEET)                     together with the right to use in common,
                                      with others entitled thereto, the
                                      hallways, stairways, and elevators,
                                      necessary for access to sold leased
                                      premises, and lavatories nearest thereto.

3.   TERM                             The term of this lease shall be for eight
     (FILL IN)                        (8) months commencing on November 1, 2003
                                      and ending on June 30, 2004.

4.   RENT                             The LESSEE shall pay to the LESSOR fixed
     (FILL IN)                        rent at the rate of $61,862.64, for a 8
                                      month period, payable in advance in
                                      monthly installments of $7,732.83 subject to proration in the case of any partial calendar month. All rent shall be payable without offset or deduction. Rent is calculated on the rate of $20.00 per square foot with an additional charge of $1.50 per square foot for electricity.

5.   SECURITY                         Upon the execution of this lease, the
     DEPOSIT                          LESSEE shall pay to the LESSOR the amount
     (FILL IN)                        of $15,465.66 dollars, which shall be held
                                      as a security for the LESSEE's performance as herein provided and refunded to the LESSEE at the end of this lease, without interest, subject to the LESSEE's satisfactory compliance with the conditions hereof.

6.   RENT
     ADJUSTMENT

     A.  TAX
         ESCALATION
         (fill in or delete)

     B.  OPERATING
         COST
         ESCALATION
         (FILL IN OR DELETE)

     C.  CONSUMER
         PRICE
         ESCALATION
         (FILL IN OR DELETE)

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7.   UTILITIES                        The LESSOR agrees to provide all utility
                                      service and to furnish reasonably hot and
                                      cold water and reasonable heat and air
                                      conditioning to the leased premises, the
                                      hallways, stairways, elevators, and
                                      lavatories during normal business hours on
                                      regular business days of the heating and
                                      air conditioning seasons of each year, to
                                      furnish elevator service and to light
     *DELETE AIR CONDITIONING"        passageways and stairways during business
     IF NOT APPLICABLE                hours, and to furnish such cleaning
                                      service as is customary in similar
                                      buildings in said city or town, all
                                      subject to interruption due to any
                                      accident, to the making of repairs,
                                      alterations, or improvements, to labor
                                      difficulties, to trouble in obtaining
                                      fuel, electricity, service, or supplies
                                      from the sources from which they are
                                      usually obtained for said building, or to any cause beyond the LESSOR's control.

                                      LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8.   USE OF LEASED                    The LESSEE shall use the leased premises
     PREMISES                         only for the purpose of General office
     (FILL IN)                        activities.

9.   COMPLIANCE WITH                  The LESSEE acknowledges that no trade or
     LAWS                             occupation shall be conducted in the
                                      leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which, the premises are situated. Without limiting the generality of the foregoing (a) the LESSEE shall not bring or permit to be brought or kept in or on the leased premises or elsewhere on the LESSOR's property any hazardous, toxic, inflammable, combustible or explosive fluid, material, chemical or substance, including without limitation any item defined as hazardous pursuant to Chapter 21E of the Massachusetts General
                                      Laws; and (b) the LESSEE shall be
                                      responsible for compliance with
                                      requirements imposed by the Americans with Disabilities Act relative to the layout of the leased premises and any work performed by the LESSEE therein.

10.  FIRE INSURANCE                   The LESSEE shall not permit any use of the
                                      leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New
                                      England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.  MAINTENANCE                      The LESSEE agrees to maintain the leased
                                      premises in good condition, damage by fire
     A.  LESSEE'S                     and other casualty only excepted, and
         OBLIGATIONS                  whenever necessary, to replace plate glass
                                      and other glass therein, acknowledging
                                      that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

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     B.  LESSOR'S                     The LESSOR agrees to maintain the
         OBLIGATIONS                  structure of the building of which the
                                      leased premises are a part in the same
                                      condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12.  ALTERATIONS --                   The LESSEE shall not make structural
     ADDITIONS                        alterations or additions to the leased
                                      premises, but may make non-structural
                                      alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed.
                                      All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13.  ASSIGNMENT --                    The LESSEE shall not assign or sublet the
     SUBLEASING                       whole or any part of the leased premises
                                      without LESSOR's prior written consent.
                                      Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.  SUBORDINATION                    This lease shall be subject and
                                      subordinate to any and all mortgages,
                                      deeds of trust and other instruments in
                                      the nature of a mortgage, now or at any
                                      time hereafter, a lien or liens on the
                                      property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15.  LESSOR'S ACCESS                  The LESSOR or agents of the LESSOR may, at
                                      reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16.  INDEMNIFICATION                  The LESSEE shall save the LESSOR harmless
     AND LIABILITY                    from all loss and damage occasioned by
     (FILL IN)                        anything occurring on the leased premises
                                      unless caused by the negligence or
                                      misconduct of the LESSOR, and from all
                                      loss and damage wherever occurring
                                      occasioned by any omission, fault, neglect or other misconduct of the LESSEE. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be Lessor's responsibility.

17.  LESSEE'S LIABILITY               The LESSEE shall maintain with respect to
     INSURANCE                        the leased premises and the property of
     (FILL IN)                        which the leased premises are a part
                                      comprehensive public liability insurance in the amount of $2,000,000.00 with property damage insurance in limits of $2,000,000.00 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to properly as provided.
                                      The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies.
                                      All such insurance certificates shall
                                      provide that such policies shall not be

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                                      cancelled without at least ten (10) days
                                      prior written notice to each assured named therein.

18.  FIRE, CASUALTY --                Should a substantial portion of the leased
     EMINENT DOMAIN                   premises, or of the property of which they
                                      are a part, be substantially damaged by
                                      fire or other casualty, or be taken by
                                      eminent domain, the LESSOR may elect to
                                      terminate this lease. When such fire,
                                      casualty, or taking renders the leased
                                      premises substantially unsuitable for
                                      their intended use, a just and
                                      proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                                        (a)   The LESSOR fails to give written
                                              notice within thirty (30) days of
                                              intention to restore leased
                                              premises, or

                                        (b)   The LESSOR falls to restore the
                                              leased premises to a condition
                                              substantially suitable for their
                                              intended use within ninety (90)
                                              days of said fire, casualty or
                                              taking.

                                      The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19.  DEFAULT AND                      In the event that:
     BANKRUPTCY
     (FILL IN)                          (a)   The LESSEE shall default in the
                                              payment of any installment of rent
                                              or other sum herein specified and
                                              such default shall continue for
                                              ten (10) days after written notice
                                              thereof; or

                                        (b)   The LESSEE shall default in the
                                              observance or performance of any
                                              other of the LESSEE's covenants,
                                              agreements, or obligations
                                              hereunder and such default shall
                                              not be corrected within thirty
                                              (30) days after written notice
                                              thereof; or

                                        (c)   The LESSEE shall be declared
                                              bankrupt or insolvent according to
                                              law, or, if any assignment shall
                                              be made of LESSEE's property for
                                              the benefit of creditors,

                                      then the LESSOR shall have the right
                                      thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 18% per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

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20.  NOTICE                           Any notice from the LESSOR to the LESSEE
     (FILL IN)                        relating to the leased premises or to the
                                      occupancy thereof, shall be deemed duly
                                      served, if left at the leased premises
                                      addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE.
                                      Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at P.O. Box 95, Winchester, MA 01890

21. SURRENDER                         The LESSEE shall at the expiration or
                                      other termination of this lease remove all LESSEE's goods and effects from the leased premises, (including. without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.  BROKERAGE                        The Broker(s) named herein , Spaulding &
     (FILL IN OR DELETE)              Slye Co., Inc. warrant(s) that he (they)
                                      is (are) duly licensed as such by the
                                      Commonwealth of Massachusetts, and join(s) in this agreement and become(s) a party hereto, insofar as any provisions of this agreement expressly apply to him (them), and to any amendments or modifications of such provisions to which he (they) agree(s) in writing.

                                      LESSOR agrees to pay the above-named
                                      Broker upon the term commencement date a fee for professional services of Two Thousand, Eight Hundred Seventy-Seven and 33/100 ($2,877.33) Dollars. The LESSEE
                                      warrants and represents that it has dealt with no other broker entitled to claim a commission in connection with this transaction and shall indemnify the LESSOR from and against any such claim, including without limitation reasonable attorneys' fees incurred by the LESSOR in connection therewith.

23.  CONDITION OF                     Except as may be otherwise expressly set
     PREMISES                         forth herein, the LESSEE shall accept the
                                      leased premises "as is" in their condition as of the commencement of the term of this lease, and the LESSOR shall be obligated to perform no work whatsoever in order to prepare the leased premises for occupancy by the LESSEE.

24.  FORCE MAJEURE                    In the event that the LESSOR is prevented
                                      or delayed from making any repairs or
                                      performing any other covenant hereunder by reason of any cause reasonably beyond the control of the LESSOR, the LESSOR shall not be liable to the LESSEE therefor nor, except as expressly otherwise provided in case of casualty or taking, shall the LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim by the LESSEE that such failure constitutes actual or constructive eviction from the leased premises or any part thereof.

25.  LATE CHARGE                      If rent or any other sum payable hereunder
                                      remains outstanding for a period of ten
                                      (10) days, the LESSEE shall pay to the
                                      LESSOR a late charge equal to one and

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                                      one-half percent (1.5%) of the amount due
                                      for each month or portion thereof during which the arrearage continues.

26.  LIABILITY OF                     No owner of the property of which the
     OWNER                            leased premises are a part shall be liable
                                      hereunder except for breaches of the
                                      LESSOR's obligations occurring during the period of such ownership. The obligations of the LESSOR shall be binding upon the LESSOR's interest in said property, but not upon other assets of the LESSOR, and no individual partner, agent, trustee, stockholder, officer, director, employee or beneficiary of the LESSOR shall be personally liable for performance of the LESSOR's obligations hereunder.

27.  OTHER PROVISIONS


IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this 16th day of October, 2003


     /s/ S.K. Whoriskey                      /s/ Illegible
--------------------------------------  ----------------------------------------
LESSEE  Momenta Pharmaceuticals, Inc.   LESSOR  68 Moulton Street Realty Trust


--------------------------------------  ----------------------------------------
LESSEE                                  LESSOR


                      ------------------------------------------------
                      BROKER(S) Spaulding & Slye Co., Inc.

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                            RIDER TO COMMERCIAL LEASE

                    68 MOULTON STREET REALTY TRUST ("LESSOR")
                    MOMENTA PHARMACEUTICALS, INC. ("LESSEE")
              PREMISES: 68 MOULTON STREET, CAMBRIDGE, MASSACHUSETTS

A.      PARAGRAPH 4 CONTINUED.

        Included with the leased premises, at no extra cost to LESSEE, are 12 outdoor parking spaces.

B.      PARAGRAPH 7 CONTINUED.

        For the avoidance of doubt, LESSOR and LESSEE have agreed that (i) normal business hours are 7am-7pm Monday through Friday and 10am-3pm Saturdays and Sundays; (ii) LESSOR will provide a cleaning. service Monday through Friday evenings to clean the leased premises and common areas (e.g. dust, vacuum, empty wastebaskets, clean the lavatories);
        (iii) LESSOR will be responsible for minor maintenance repairs (e.g. light bulb replacement, etc.), such services to typically be performed in the evening or on weekends; and (iv) LESSOR is providing all utilities typical for normal, general office space.

C.      PARAGRAPH 11 CONTINUED.

        Subsection 11(a) shall be modified by (i) inserting the words "(but only in the event such replacement is required as a result of LESSEE's negligence or willful misconduct)" after the words to "replace plate glass and other glass therein." and (ii) inserting the word "generally (subject to the last sentence of 11(b) below)" after "now" and before "in".

        Subsection 11(b) shall be supplemented with the following:
        "Notwithstanding anything herein to the contrary, LESSOR shall repair, replace and maintain in good condition and order the roof (including the roof membrane), walls, foundations, floor slabs and other structural elements of the building, and the HVAC, plumbing, electrical, mechanical and other systems serving the leased premises and the building. In addition, LESSOR agrees to patch and repair the damaged walls in the conference room and large office space and thoroughly vacuum the floors prior to LESSEE's occupancy of the leased premises.

E.      PARAGRAPH 12 CONTINUED.

        LESSOR agrees that LESSEE will be wiring the premises for computer, telecom and security.

F.      PARAGRAPH 13 CONTINUED.

        LESSOR agrees that it shall not unreasonably withhold, condition or delay its consent to an assignment or sublet of the whole or any part of the leased premises. Notwithstanding the provisions of Paragraph 13 to the contrary, LESSOR's consent shall not be required for any assignment or sublet to an entity controlling, controlled by, in common control

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        with LESSEE, nor to any entity that succeeds to LESSEE's interest in this lease by reason of merger, sale/acquisition (whether by reason of the sale/acquisition of all or substantially all of the stock or assets), consolidation or reorganization; provided, however, such successor entity shall have a net worth comparable to LESSEE as of the date of such assignment and/or sublet or the date of execution of this lease, whichever is less.

G.      PARAGRAPH 15, CONTINUED.

        Notwithstanding the foregoing it is expressly agreed that unless otherwise agreed in writing, (i) all repairs and alterations shall be performed after normal business hours unless such repair or alteration is an emergency repair or alteration, and in any event LESSOR shall use commercially reasonable efforts to avoid disruption to LESSEE's business operations and (ii) LESSOR's right to view or show the leased premises, or to permit an agent to do so, shall be subject to a minimum of twenty-four (24) hours notice to LESSEE and in any event LESSOR shall use commercially reasonable efforts to avoid disruption to LESSEE's business operations.

H.      PARAGRAPH 16, CONTINUED.

        The first sentence of Paragraph 16 shall be stricken in its entirety and replaced with the following: "The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by anything occurring on, the leased premises to the extent such loss and damage is caused by LESSEE or LESSEE's invitees, excluding any loss or damage caused by the negligence or misconduct of the LESSOR."

I.      PARAGRAPH 18, CONTINUED.

        In subsection (b), "ninety (90)" days shall be replaced with "thirty
        (30) days".

J.      PARAGRAPH 19, CONTINUED.

        "18%" shall be replaced with "10%".

K.      CASUALTY INSURANCE.

        LESSOR shall carry at all times during the term of the lease with respect to the leased premises and the property of which the leased premises are a part, insurance against loss or damage from fire and other casualties ordinarily included in a standard extended coverage or "all risks" endorsement. Such insurance shall be in an amount equal to at least the replacement value of said property, issued by companies qualified to do business in Massachusetts.

M.      WAIVER OF SUBROGATION.

        Lessor and Lessee will each use its best efforts to cause all policies of fire, extended coverage, and other physical damage insurance covering the Premises, the Building and any property therein to contain the insurers' waiver of subrogation and consent to pre-

                                                                               2
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        loss waiver of rights over by the insured. Notwithstanding any provisions of this lease to the contrary, Lessor and Lessee respectively waive all claims and rights to recover against the other for injury or loss due to hazards covered by insurance containing said clause or endorsement to the extent of the injury or loss covered thereby.

        If such provision or waiver is not obtainable without the payment of an additional premium, the party shall be relieved of its obligation to obtain or continue such provision or waiver in its policy or policies unless, in the case in which the same is obtainable upon payment of an additional premium, the other party pays such additional premium.

AGREED:

LESSEE:
Momenta Pharmaceuticals, Inc.

By:      /s/ S.K. Whoriskey
   -----------------------------------------


LESSOR:
68 Moulton Street Realty Trust

By:      /s/ Illegible
  ------------------------------------------

                                                                               3
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                               EXTENSION OF LEASE

     It is agreed between Momenta Pharmaceuticals, Inc., LESSEE, and 68 Moulton Street Realty Trust, LESSOR, that the lease for four thousand, three hundred and sixteen (4,316) square feet of office space located on the third floor of 68 Moulton Street, Cambridge, MA 02138, and dated October 16, 2003 be extended for-a period of two (2) months commencing July 1, 2004 and ending August 31, 2004.

LESSEE:

Momenta Pharmaceuticals, Inc.

By:     /s/ Richard P. Shea
   -----------------------------------------

Date:   February 6, 2004
     ---------------------------------------


LESSOR:

68 Moulton Street Realty Trust By:

By:     /s/ Illegible
   -----------------------------------------

Date:   February 11, 2004
     ---------------------------------------

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